Income taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes	Income taxes:
While we are a not-for-profit membership corporation formed under the laws of the state of Georgia, we are subject to federal and state income taxation. As a taxable cooperative, we are allowed to deduct patronage dividends that we allocate to our members for purposes of calculating our taxable income. We annually allocate income and deductions between patronage and non-patronage activities and substantially all of our income is from patronage-sourced activities, resulting in no current period income tax expense or current or deferred income tax liability.
Although we believe that treatment of non-member sales as patronage-sourced income is appropriate, this treatment has not been examined by the Internal Revenue Service. If this treatment was not sustained, we believe that the amount of taxes on such non-member sales, after allocating related expenses against the revenues from such sales, would not have a material adverse effect on our financial condition or results of operations and cash flows.
We account for income taxes pursuant to the authoritative guidance for accounting for income taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.
The difference between the statutory federal income tax rate on income before income taxes and our effective income tax rate is summarized as follows:

	2020	2019	2018
Statutory federal income tax rate	21.0%	21.0%	21.0%
Patronage exclusion	(21.0)%	(21.0)%	(20.8)%
AMT credit monetization	0.0%	0.0%	0.0%
Other	0.0%	0.0%	(0.2)%
Effective income tax rate	0.0%	0.0%	0.0%
The components of our net deferred tax assets and liabilities as of December 31, 2020 and 2019 were as follows:

	(dollars in thousands)
	2020	2019
Deferred tax assets
Net operating losses	$—	$1,123
Tax credits (alternative minimum tax and other)	—	—
Accounting for Rocky Mountain transactions	232,169	231,844
Advance payments	112,394	74,482
Other assets	91,938	88,821
Deferred tax assets	436,501	396,270
Less: Valuation allowance	—	(1,123)
Net deferred tax assets	$436,501	$395,147
Deferred tax liabilities
Depreciation	$254,047	$258,724
Accounting for Rocky Mountain transactions	119,773	118,021
Other liabilities	63,797	68,035
Deferred tax liabilities	437,617	444,780
Net deferred tax assets/(liabilities)	(1,116)	(49,633)
Less: Patronage exclusion	1,116	49,633
Net deferred taxes	$—	$—
Federal tax net operating loss carryforwards of $4,362,000 expired in the current year.
The authoritative guidance for income taxes addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. We may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.
We file a U.S. federal consolidated income tax return. The U.S. federal statute of limitations remains open for the year 2017 and forward. State jurisdictions have statutes of limitations generally ranging from three to five years from the filing of an income tax return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. Years still open to examination by tax authorities in major state jurisdictions include 2017 and forward. We have no liabilities recorded for uncertain tax positions.